UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2003

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Woodley Avenue, Van Nuys, California		91406

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements Exhibits.
INDEX TO EXHIBITS
SIGNATURES
EXHIBIT 99.1
Exhibit 99.2

Item 5. Other Events

Superior Industries International, Inc. issued a press release on August 28, 2003, updating earnings guidance for the third quarter of 2003, a copy of which is attached as Exhibit 99.1. On August 28, 2003 at 2:00 p.m. Eastern Time, Superior Industries International, Inc. conducted a webcast conference call to discuss the third quarter earnings guidance, the outlook for the balance of 2003, as well as other financial and operating matters. Analysts, investors, stockholders, news media and the general public were invited to listen to the webcast. Following management’s presentation, all listeners were given the opportunity to ask questions of management. Attached as Exhibit 99.2 is a transcript of the webcast conference call, including the question and answer period.

Item 7. Financial Statements Exhibits.

c)	Exhibit:

99.1	Press release issued by Superior Industries International, Inc. on August 28, 2003, updating earnings guidance for the third quarter of 2003.

99.2	Transcript of webcast conference call of Superior Industries International, Inc. on August 28, 2003 at 2:00 p.m. Eastern Time.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated August 28, 2003, issued by Superior Industries International, Inc. updating earnings guidance for the third quarter of 2003.
99.2	Transcript of webcast conference call of Superior Industries International, Inc. on August 28, 2003 at 2:00 p.m. Eastern Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Registrant)

Date: September 4, 2003
By: -s- R. Jeffrey Ornstein

R. Jeffrey Ornstein Vice President and Chief Financial Officer